Exhibit 32.2

Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of The Gap, Inc. (the “Company”) on Form 10-K for the period ended February 2, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Teri List-Stoll, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Teri List-Stoll
Teri List-Stoll Executive Vice President and Chief Financial Officer
March 19, 2019